UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2013

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Stockholders of QuickLogic Corporation was held on Monday, April 22, 2013. The following matters were voted upon at the meeting:

(i)	The following nominees were elected to hold office as Class II directors until the date on which the Annual Meeting of Stockholders is held in 2016:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arturo Krueger	7,918,012	220,281	30,788,394
Gary H. Tauss	7,845,802	292,491	30,788,394

(ii)	The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of QuickLogic Corporation for the fiscal year ending December 29, 2013.

Votes For	38,598,767
Votes Against	206,777
Abstentions	121,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2013	QuickLogic Corporation

/s/ Ralph S. Marimon
Ralph S. Marimon Vice President of Finance and Chief Financial Officer